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                                                                   EXHIBIT 10.aa

STATE OF SOUTH CAROLINA             )          FIFTH AMENDMENT TO
                                    )            2.5 MM MORTGAGE
COUNTY OF BEAUFORT                  )        AND SECURITY AGREEMENT


         THIS FIFTH AMENDMENT TO 2.5 MM MORTGAGE AND SECURITY AGREEMENT is made and entered into as of this 24th day of October, 1997 by and between SEA PINES COMPANY, INC. (formerly known as Sea Pines Plantation Company, Inc.) ("SPCO") and SEA PINES ASSOCIATES, INC. ("SPA") (collectively referred to as the "Mortgagor"), 32 Greenwood Drive, Hilton Head Island, South Carolina 29928, in favor of WACHOVIA BANK, N.A. as Successor to The South Carolina National Bank, its successors and assigns (hereinafter referred to as the "Mortgagee"), One Sea Pines Circle, Hilton Head Island, South Carolina 29928.

                              W I T N E S S E T H:

         WHEREAS, Mortgagee did previously loan to Mortgagor the principal amount of Two Million Five Hundred Thousand and No/100 ($2,500,000.00) Dollars as evidenced by that certain Promissory Note dated January 17, 1992 (the "2.5 MM Note"); and

         WHEREAS, the Mortgagee and Mortgagor did enter into that certain First Amendment to Credit Agreement, dated January 17, 1992, which set forth the terms and conditions of the $2,500,000.00 loan from the Mortgagee to the Mortgagor (the "First Amendment to Credit Agreement"); and

         WHEREAS, as security for the 2.5 MM Note, a Mortgage and Security Agreement was made and entered into by and between the parties on January 17, 1992, and recorded in the RMC Office for Beaufort County, South Carolina in Mortgage Book 499 at Page 980 (the "2.5 MM Mortgage"), so as to evidence the security interest of the Mortgagee in the Land and Improvements thereon (as defined in the Mortgage); and

         WHEREAS, the 2.5 MM Mortgage was amended by the First Amendment to 2.5 MM Mortgage and Security Agreement dated March 20, 1992 and recorded in the RMC Office for Beaufort County, South Carolina in Mortgage Book 506 at Page 486 (the "First Amendment to 2.5 MM Mortgage"), the Second Amendment to 2.5 MM Mortgage and Security Agreement dated April 26, 1993 and recorded in the RMC Office for Beaufort County, South Carolina in Mortgage Book 544 at Page 292 (the "Second Amendment to 2.5 MM Mortgage"), the Third Amendment to 2.5 MM Mortgage and Security Agreement dated March 15, 1994 and recorded in the RMC Office for Beaufort County, South Carolina in Mortgage Book 697 at Page 1790 (the "Third Amendment to 2.5 MM Mortgage") and the Fourth Amendment to 2.5 MM Mortgage and Security Agreement dated March 15, 1995 and recorded in the RMC Office for Beaufort County, South Carolina in Mortgage Book 792 at Page 1234 (the "Fourth Amendment to 2.5 MM Mortgage"); and




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         WHEREAS, the Mortgagee and Mortgagor have entered into that certain
Eighth Amendment to Credit Agreement of even date which among other things, provides for the extension of the Maturity Date from October 15, 1998 to November 15, 1999; and

         WHEREAS, this Fifth Amendment to 2.5 MM Mortgage is made and entered into for the sole purpose of incorporating the terms and conditions of the Eighth Amendment to Credit Agreement into the 2.5 MM Mortgage.

         NOW, THEREFORE, for and in consideration of the sum of One and No/100 ($1.00) Dollar paid by the Mortgagee to the Mortgagor this date and of the mutual covenants and conditions contained herein, the parties, hereto agree as follows:

         1. The above "Whereas" clauses are incorporated herein as if repeated verbatim.

         2. The 2.5 MM Mortgage is hereby amended throughout so as to incorporate therein the terms and conditions of the Eighth Amendment to Credit Agreement and the Fifth Amendment to the 2.5 MM Note.

         3 The Maturity Date of October 15, 1998 (as contained in the Fourth Amendment to 2.5 MM Mortgage) is hereby deleted and the Maturity Date of November 15, 1999 is hereby inserted as the Maturity Date throughout the 2.5 MM Mortgage; and

         4. This Fifth Amendment to 2.5 MM Mortgage is made and entered into for the sole purpose of incorporating the terms and conditions of the Eighth Amendment to Credit Agreement into the 2.5 MM Mortgage. This Fifth Amendment to the 2.5 MM Mortgage is not intended to and shall not affect the priority of the lien of the 2.5 MM Mortgage.

         5. Except as heretofore amended or modified, the terms and conditions of the Mortgage shall remain unchanged and by execution hereof, the undersigned Mortgagor does hereby ratify and confirm all said terms.


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         IN WITNESS WHEREOF, the Mortgagor has duly executed this Fifth
Amendment to 2.5 MM Mortgage and Security Agreement, and the Mortgagee has caused this Agreement to be executed by its duly authorized officers, as of the date first above written.

WITNESSES:                             MORTGAGOR:

                                       SEA PINES COMPANY, INC.
                                       (formerly known as Sea Pines Plantation
                                       Company, Inc.)


Connie Smith                           By:      Michael E. Lawrence
-----------------------------------             -------------------------------
                                       Its:     President

Jennifer Bialocki-Prynada              Attest:  Steven P. Birdwell
-----------------------------------             -------------------------------
                                       Its:     Secretary



                                       MORTGAGEE:

                                       WACHOVIA BANK,  N.A.
                                       (as Successor to The South Carolina
                                       National Bank)


Birdie Sargent                         By:      William D. Priester
-----------------------------------             -------------------------------
                                       Its:     Assistant Vice President

Marla S. Nasuti                        Attest:  Douglas E. Stetson
-----------------------------------             -------------------------------
                                       Its:     Vice President



                                       MORTGAGOR:

                                       SEA PINES ASSOCIATES, INC.


Connie Smith                           By:      C. W. Flynn
-----------------------------------             -------------------------------
                                       Its   :  Chairman

Jennifer Bialocki-Prynada              Attest:  Angus Cotton
-----------------------------------             -------------------------------
                                       Its:     Secretary


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STATE OF SOUTH CAROLINA             )
                                    )                PROBATE
COUNTY OF BEAUFORT                  )


         PERSONALLY appeared before me Birdie Sargent who, on oath says that
(s)he saw the within-named WACHOVIA BANK, N.A. (as Successor to the South Carolina National Bank) by its appropriate officer, sign, seal, and as its act and deed, deliver the within-written Fifth Amendment to 2.5 MM Mortgage and Security Agreement, and that (s)he with Marla S. Nasuti witnessed the execution thereof.

                                            Birdie Sargent
                                            -----------------------------

SWORN to before me this 27th day
of October, 1997.


Marla S. Nasuti
------------------------------------
Notary Public for South Carolina
My Commission Expires: Oct. 10, 1998
                       -------------


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STATE OF SOUTH CAROLINA             )
                                    )                PROBATE
COUNTY OF BEAUFORT                  )


         PERSONALLY appeared before me Connie Smith, who, on oath, says that
(s)he saw the within-named SEA PINES COMPANY, INC., by its appropriate officers, sign, seal, and as its act and deed, deliver the within-written Fifth Amendment to 2.5 MM Mortgage and Security Agreement, and that (s)he with Jennifer Bialocki-Prynada witnessed the execution thereof.


                                             Connie Smith
                                             ------------------------------

SWORN to before me this 24th day
of October, 1997.


Jennifer Bialocki-Prynada
-------------------------------------
Notary Public for South Carolina
My Commission Expires: Sept. 30, 2004
                       --------------



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STATE OF SOUTH CAROLINA             )
                                    )                   PROBATE
COUNTY OF BEAUFORT                  )


         PERSONALLY appeared before me Connie Smith who, on oath says that (s)he saw the within-named SEA PINES ASSOCIATES, INC., by its authorized officers, sign, seal, and as its act and deed, deliver the within-written Fifth Amendment to 2.5 MM Mortgage and Security Agreement, and that (s)he with Jennifer Bialocki-Prynada witnessed the execution thereof.


                                             Connie Smith
                                             -----------------------------

SWORN to before me this 24th day
of October, 1997.


Jennifer Bialocki-Prynada
-------------------------------------
Notary Public for South Carolina
My Commission Expires: Sept. 30, 2004
                       --------------



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